Exhibit 10.11

U.S. Small Business Administration Note

SBA Loan #	53452071-02
SBA Loan Name	LONGEVERON LLC
Date	4/16/2020
Loan Amount	300390.00
Interest Rate	1.00% FIXED
Borrower	LONGEVERON LLC
Operating Company	N/A
Lender	Synovus Bank

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Three Hundred Thousand Three Hundred Ninety and 00/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

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3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

This loan is made pursuant to the Paycheck Protection Program as part of the Coronavirus Aid, Relief, and Economic Security Act.

The term of this loan will be twenty-four (24) months, with the first six (6) months of principal and interest payments being deferred, with interest accruing, then converting to monthly principal and interest payments, amortized over eighteen (18) months, at the interest rate provided herein, for the remaining eighteen (18) months. Lender will apply each payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal. Payments must be made on the same day as the date of this Note in the months they are due. Lender shall adjust payments at least annually as needed to amortize principal over the remaining term of the Note.

All remaining unpaid principal and accrued interest is due and payable twenty-four (24) months from the date of the Note.

The interest rate will be fixed at 1.00% for the life of the loan. Interest will accrue on an Actual/365 day basis. Interest shall accrue from the date hereof on the unpaid principal balance and shall continue to accrue until this Note is paid in full.

Late Charge: To the extent permitted, if a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

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4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G.	Fails to pay any taxes when due;

H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.	Has a receiver or liquidator appointed for any part of their business or property;

J.	Makes an assignment for the benefit of creditors;

K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.	LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;

B.	Collect all amounts owing from any Borrower or Guarantor;

C.	File suit and obtain judgment;

D.	Take possession of any Collateral; or

E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.	LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B.	Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.	Release anyone obligated to pay this Note;

D.	Compromise, release, renew, extend or substitute any of the Collateral; and

E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

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7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.

B.	Borrower waives all suretyship defenses.

C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.	If any part of this Note is unenforceable, all other parts remain in effect.

G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

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10.	STATE-SPECIFIC PROVISIONS:

If Borrower is a resident of Georgia, the following language applies:

The undersigned Borrower hereby waives the right to require the Holder of this obligation to confirm any foreclosure sale as a condition for taking action to collect on this Note.

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11.	BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

LONGEVERON LLC

By:	/s/ James Clavijo
James Clavijo As Authorized Signer

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This Statement of Policy is Posted In Accordance with Regulations of the Small Business Administration This Organization Practices Equal Employment Opportunity

We do not discriminate on the ground of race, color, religion, sex, age, disability or national origin in the hiring, retention, or promotion of employees; nor in determining their rank, or the compensation or fringe benefits paid them.

This Organization Practices

Equal Treatment of Clients

We do not discriminate on the basis of race, color, religion, sex, marital status, disability, age or national origin in services or accommodations offered or provided to our employees, clients or guests.

These policies and this notice comply with regulations

of the United States Government.

Please report violations of this policy to :

Administrator

Small Business Administration

Washington, D.C. 20416

In order for the public and your employees to know their rights under 13 C.F.R Parts 112, 113, and 117, Small Business Administration Regulations, and to conform with the directions of the Administrator of SBA, this poster must be displayed where it is clearly visible to employees, applicants for employment, and the public.

Failure to display the poster as required in accordance with SBA Regulations may be considered evidence of noncompliance and subject you to the penalties contained in those Regulations.

Esta Declaración De Principios Se Publica De Acuerdo Con Los Reglamentos De La Agencia Federal Para el Desarrollo de la Pequen:a Empresa

Esta Organizacion Practica

lgual Oportunidad De Empleo

No discriminamos por razón de raza, color, religión, sexo, edad, discapacidad o nacionalidad en el empleo, retención o ascenso de personal ni en la determinación de sus posiciones, salarios o beneficios marginales.

Esta Organizacion Practica

Igualdad En El Trato A Su Clientela

No discriminamos por razón de raza, color, religión, sexo, estado civil, edad, discapacidad o nacionalidad en los servicios o facilidades provistos para nuestros empleados, clientes o visitantes.

Estos principios y este aviso cumplen con los reglamentos del Gobierno de los Estados Unidos de América.

Favor de informar violaciones a lo aquí indicado a:

Administrador

Agencia Federal Para el Desarrollo de la Pequeña Empresa

Washington, D.C. 20416

A fin de que el público y sus empleados conozcan sus derechos según lo expresado en las Secciones 112 , 113 y 117 del Codigo de Regulaciaones Federales No. 13, de los Reglamentos de la Agenc.ia Federal Para el Desarrollo de la Pequen:a Empresa y de acuerdo con las instrucciones del Administrador de dicha agencia, esta notificación debe fijarse en un lugar claramente visible para los empleados, solicitantes de empleo y público en general. No fijar esta notificación según lo requerido por los reglamentos de la Agencia Federal Para el Desarrollo de la Pequen:a Empresa, puede ser interpretado como evidencia de falta de cumplimiento de los mismos y conllevará la ejecución de los castigos impuestos en estos reglamentos.

Upon signing and submitting this loan agreement, a deposit in the amount of $300390.00 will be made into your Synovus account for LONGEVERON LLC within one to two business days. This amount will represent 100% of your loan proceeds for your loan 53452071-02 under the Paycheck Protection Program. As you are aware, no fees have been charged to you in connection with this loan, and these loan proceeds are to be used by you in accordance with the Paycheck Protection Program.

Please let us know if there is anything additional we can do for you. We’re here to help.

For assistance, call 1-888-SYNOVUS and say “SBA” to speak with a specialist.

Certificate Of Completion
Envelope Id: 0A17E42F98AC4A68AD9B88093D19BED7 Subject: Please Complete Your Synovus Loan Package		Status: Completed
Source Envelope:
Document Pages: 9	Signatures: 1	Envelope Originator:
Certificate Pages: 4	Initials: 0	Christina McLaughlin
AutoNav: Enabled EnvelopeId Stamping: Enabled Time Zone: (UTC-05:00) Eastern Time (US & Canada)		1111 Bay Ave Columbus, GA 31901 christinamclaughlin@synovus.com IP Address: 136.147.46.8

Record Tracking
Status: Original	Holder: Christina McLaughlin	Location: DocuSign
4/16/2020 6:36:31 PM	christinamclaughlin@synovus.com

Signer Events	Signature	Timestamp
James Clavijo	/s/ James Clavijo	Sent: 4/16/2020 6:38:42 PM
jclavijo@longeveron.com		Viewed: 4/16/2020 6:39:26 PM
Security Level: Email, Account Authentication (None)		Signed: 4/16/2020 6:40:25 PM
Signature Adoption: Pre-selected Style Using IP Address: 192.31.135.1
Electronic Record and Signature Disclosure: Accepted: 4/16/2020 6:39:26 PM ID: 82fffe12-d987-4c87-8d53-3c9b35fa538c

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	4/16/2020 6:38:42 PM
Certified Delivered	Security Checked	4/16/2020 6:39:27 PM
Signing Complete	Security Checked	4/16/2020 6:40:25 PM
Completed	Security Checked	4/16/2020 6:40:25 PM
Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 4/7/2020 2:20:57 PM

Parties agreed to: James Clavijo

ELECTRONIC RECORD AND SIGNATURE DISCLOSURE

From time to time, Synovus Financial Corp. (Main) (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign system. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to this Electronic Record and Signature Disclosure (ERSD), please confirm your agreement by selecting the check-box next to ‘I agree to use electronic records and signatures’ before clicking ‘CONTINUE’ within the DocuSign system.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after the signing session and, if you elect to create a DocuSign account, you may access the documents for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. Further, you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact Synovus Financial Corp. (Main):

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:

To contact us by email send messages to: info@synovus.com

To advise Synovus Financial Corp. (Main) of your new email address

To let us know of a change in your email address where we should send notices and disclosures electronically to you, you must send an email message to us at info@synovus.com and in the body of such request you must state: your previous email address, your new email address. We do not require any other information from you to change your email address.

If you created a DocuSign account, you may update it with your new email address through your account preferences.

To request paper copies from Synovus Financial Corp. (Main)

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an email to info@synovus.com and in the body of such request you must state your email address, full name, mailing address, and telephone number. We will bill you for any fees at that time, if any.

To withdraw your consent with Synovus Financial Corp. (Main)

To inform us that you no longer wish to receive future notices and disclosures in electronic format you may:

i.	decline to sign a document from within your signing session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may;

ii.	send us an email to info@synovus.com and in the body of such request you must state your email, full name, mailing address, and telephone number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process..

Required hardware and software

The minimum system requirements for using the DocuSign system may change over time. The current system requirements are found here: https://support.docusign.com/guides/signer-guide- signing-system-requirements.

Acknowledging your access and consent to receive and sign documents electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please confirm that you have read this ERSD, and (i) that you are able to print on paper or electronically save this ERSD for your future reference and access; or (ii) that you are able to email this ERSD to an email address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format as described herein, then select the check-box next to ‘I agree to use electronic records and signatures’ before clicking ‘CONTINUE’ within the DocuSign system.

By selecting the check-box next to ‘I agree to use electronic records and signatures’, you confirm that:

●	You can access and read this Electronic Record and Signature Disclosure; and

●	You can print on paper this Electronic Record and Signature Disclosure, or save or send this Electronic Record and Disclosure to a location where you can print it, for future reference and access; and

●	Until or unless you notify Synovus Financial Corp. (Main) as described above, you consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you by Synovus Financial Corp. (Main) during the course of your relationship with Synovus Financial Corp. (Main).